Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ JAMES R. ADAMS
                                         James R. Adams




































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ DAVID L. BOREN
                                         David L. Boren



































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ JAMES B. BUSEY IV
                                         James B. Busey IV



































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, WILLIAM
A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1995, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/THOMAS J. ENGIBOUS
                                         Thomas J. Engibous




































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ GERALD W. FRONTERHOUSE
                                         Gerald W. Fronterhouse



































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                        /s/ DAVID R. GOODE
                                        David R. Goode



































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, her true and lawful attorneys-in-fact and agents, with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ GLORIA M. SHATTO
                                         Gloria M. Shatto



































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ WILLIAM P. WEBER
                                         William P. Weber




































                                                                Exhibit 24
                                                                ----------


                              POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints JAMES R. ADAMS, THOMAS J. ENGIBOUS, WILLIAM A. AYLESWORTH and RICHARD J. AGNICH, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Texas Instruments Incorporated for the year ended December 31, 1996, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 20th day of February, 1997.



                                         /s/ CLAYTON K. YEUTTER
                                         Clayton K. Yeutter